SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 13, 2005 (November 30, 2004)

SPATIALIGHT, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19828	16-1363082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hamilton Landing, Suite 100, Novato, California	94949
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 883-1693

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

1.	Item 1.01	Entry into a Material Definitive Agreement; and
	Item 2.03	Creation of a Direct Financial Obligation; and
	Item 3.02	Unregistered Sales of Equity Securities; and
	Item 9.01	Financial Statements and Exhibits.

2.	Item 1.01	Modification of a Material Definitive Agreement; and
	Item 2.04	Triggering Events That Increase a Direct Financial Obligation; and
	Item 3.02	Unregistered Sales of Equity Securities.

3.	Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Explanatory Note: This amendment to a current report on Form 8-K/A is being filed solely to provide additional disclosures concerning the transactions described under Section 2 below.

1.	Item 1.01	Entry into a Material Definitive Agreement; and
	Item 2.03	Creation of a Direct Financial Obligation; and
	Item 3.02	Unregistered Sales of Equity Securities.

See Exhibit 99.1

2.	Item 1.01	Modification of a Material Definitive Agreement; and
	Item 2.04	Triggering Events That Increase a Direct Financial Obligation; and
	Item 3.02	Unregistered Sales of Equity Securities.

As a condition to SpatiaLight, Inc. and its subsidiaries (collectively, SpatiaLight) entering into the senior secured convertible financing transaction described in Exhibit 99.1 hereto (the Transaction) and pursuant to the transaction documents attached as exhibits hereto (the Transaction Documents), the investors required Argyle Capital Management Corporation (Argyle), of which Robert A. Olins, Chief Executive Officer and a Director of SpatiaLight, is President, to enter into the Intercreditor and Subordination Agreement (the Intercreditor Agreement) attached hereto as Exhibit 10.11, pursuant to which Argyle agreed to subordinate its security interest in the assets of SpatiaLight to the interest in the Notes, attached hereto as exhibits 10.2-10.6, held by the investors.

In consideration for Argyle entering into the Increditor Agreement and because under the terms and conditions of the Transaction Documents the proceeds from the Transaction cannot be used to repay debt, the Board of Directors of SpatiaLight (Mr. Olins did not participate in this matter as a member of the Board) authorized SpatiaLight to enter into the Extension and Modification Agreement between SpatiaLight and Argyle attached hereto as Exhibit 10.16 and authorized the prepayment to Argyle of 498,764 Common Shares of SpatiaLight in January 2005 as interest payable to Argyle under such Agreement for the term of the underlying note. We issued 448,764 of these shares to Argyle in January 2005 and 50,000 in December 2004. With respect to the issuance of these shares to Argyle, we are relying upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended; this exemption is available to the Company because it is committed to issuing these shares to Argyle, a private company wholly-owned by Robert A. Olins, the Chief Executive Officer of the Company, and Argyle is acquiring these shares for investment purposes.

3.	Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Securities Purchase Agreement*

10.2	Senior Secured Convertible Note - Smithfield Fiduciary LLC*

10.3	Senior Secured Convertible Note - Portside Growth and Opportunity Fund*

10.4	Senior Secured Convertible Note - Bluegrass Growth Fund, Ltd.*

10.5	Senior Secured Convertible Note - Bluegrass Growth Fund, L.P.*

10.6	Additional Investment Right - Bluegrass Growth Fund, L.P.*

10.7	Additional Investment Right - Bluegrass Growth Fund, Ltd.*

10.8	Additional Investment Right - Portside Growth and Opportunity Fund*

10.9	Additional Investment Right - Smithfield Fiduciary LLC*

10.10	Registration Rights Agreement*

10.11	Intercreditor and Subordination Agreement*

10.12	Equity Financing Commitment Letter*

10.13	Korean Pledge Agreement*

10.14	Pledge and Security Agreement*

10.15	Negative Pledge Agreement*

10.16	Extension and Modification Agreement*

99.1	Press Release, dated December 6, 2004*

All exhibits are dated as of November 30, 2004, unless otherwise indicated.
* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2005
SPATIALIGHT, INC.

By:  /s/ROBERT A. OLINS

Name: Robert A. Olins
Title: Chief Executive Officer
(Principal Executive, Financial and
Accounting Officer)